UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2024
Semrush Holdings, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction
of Incorporation)

001-40276	84-4053265
(Commission File Number)	(I.R.S. Employer Identification No.)
800 Boylston Street, Suite 2475 Boston, Massachusetts	02199
(Address of Principal Executive Offices)	(Zip Code)
(800) 851-9959
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEMR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described under Item 5.07 of this Current Report on Form 8-K (this “Form 8-K”), at the 2024 Annual Meeting (as defined below) of Semrush Holdings, Inc. (the “Company”), and upon the recommendation of the Board of Directors (the “Board”) of the Company, the Company’s stockholders approved a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law (the “Officer Exculpation Amendment”). The Officer Exculpation Amendment was previously approved by the Board, subject to stockholder approval.

The Officer Exculpation Amendment is described in detail under “Proposal Two: Amendment of Certificate of Incorporation to Allow Officer Exculpation” beginning on page 20 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2024 (the “Proxy Statement”) in connection with the 2024 Annual Meeting. The text of the Officer Exculpation Amendment was included on Pages 20 and 21 of the Proxy Statement.

The Officer Exculpation Amendment became effective upon its filing with the Secretary of State of the State of Delaware on June 10, 2024.

The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held its annual meeting of stockholders (the “2024 Annual Meeting”) to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.

Proposal 1 - Election of Directors

The stockholders elected each person named below to serve as a Class III director to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Oleg Shchegolev	308,482,511	3,780,677	12,817,358
Mark Vranesh	302,739,525	9,523,663	12,817,358

Proposal 2 – Approval of an Amendment of the Company’s Amended and Restated Certificate of Incorporation to Allow Officer Exculpation

The stockholders approved the amendment of the Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
307,701,947	4,559,516	1,725	12,817,358

Proposal 3 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2024. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
325,028,137	33,461	18,948

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Semrush Holdings, Inc., dated June 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMRUSH HOLDINGS, INC.

Date: June 10, 2024	By:	/s/ David Mason
David Mason
General Counsel and Secretary